TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2022 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 97.2% of Net Assets
ASSET-BACKED SECURITIES — 13.7%
321 Henderson Receivables LLC (17-1A-A) 3.99% (1)	08/16/60	$200,501	$207,320
Allegro CLO XII, Ltd. (20-1A-B) 1.96% (3 mo. USD LIBOR + 1.700%)(1),(2)	01/21/32	475,000	471,575
AMSR Trust (20-SFR1-I) 8.19% (1)	04/17/37	685,000	690,205
Apidos CLO (21-37A-B) 1.73% (3 mo. USD LIBOR + 1.600%)(1),(2)	10/22/34	725,000	712,457
Bayview Commercial Asset Trust (03-2-A) 1.33% (1 mo. USD LIBOR + 0.870%)(1),(2)	12/25/33	208,756	204,897
Bayview Commercial Asset Trust (04-2-A) 1.10% (1 mo. USD LIBOR + 0.645%)(1),(2)	08/25/34	205,640	204,566
Bayview Commercial Asset Trust (04-3-A1) 1.01% (1 mo. USD LIBOR + 0.555%)(1),(2)	01/25/35	97,838	97,273
Blackrock Rainier CLO VI, Ltd. (21-6A-A) 1.95% (3 mo. USD LIBOR + 1.700%)(1),(2)	04/20/33	700,000	697,414
BMO SBA COOF Trust (19-1-A) (I/O) 1.98% (1),(3)	10/25/45	7,161,564	394,133
Brazos Higher Education Authority, Inc. (10-1-A2) 1.70% (3 mo. USD LIBOR + 1.200%)(2)	02/25/35	2,200,000	2,213,646
Carvana Auto Receivables Trust (20-P1-R) 0.00% (1),(4)	09/08/27	2,000	491,909
Carvana Auto Receivables Trust (21-N3-R) 0.00% (1),(4)	06/12/28	2,200	812,197
Carvana Auto Receivables Trust (22-N1-R) 0.00% (1),(4)	12/11/28	4,700	862,497
Carvana Auto Receivables Trust (22-P1-R) 0.00% (1),(4)	01/10/29	2,200	789,206
Cedar Funding XII CLO, Ltd. (20-12A-A1R) 1.39% (3 mo. USD LIBOR + 1.130%)(1),(2)	10/25/34	1,375,000	1,362,566
CIFC Funding, Ltd. (18-1A-SUB) 1.00% (1),(3)	04/18/31	650,000	435,997
CIFC Funding, Ltd. (22-2A-INCB) 1.00% (1),(3)	04/19/35	685,000	591,445
CIT Education Loan Trust (07-1-A) 1.06% (3 mo. USD LIBOR + 0.090%)(1),(2)	03/25/42	504,971	483,917
COOF Securitization Trust II (15-2-A1) (I/O) 2.59% (1),(3)	08/25/41	3,376,803	234,304
CoreVest American Finance Trust (19-1-XA) (I/O) 2.16% (1),(3)	03/15/52	1,138,254	47,617
CoreVest American Finance Trust (20-1-A2) 2.30% (1)	03/15/50	470,000	434,356
CoreVest American Finance Trust (20-3-XA) (I/O) 3.69% (1),(3)	08/15/53	1,401,729	169,280
CoreVest American Finance Trust (20-3-XB) (I/O) 2.63% (1),(3)	08/15/53	1,650,000	238,791
Dryden CLO, Ltd. (20-85A-AR) 1.39% (3 mo. USD LIBOR + 1.150%)(1),(2)	10/15/35	1,375,000	1,363,836
Eaton Vance CLO, Ltd. (20-1A-AR) 1.41% (3 mo. USD LIBOR + 1.170%)(1),(2)	10/15/34	850,000	841,160
Education Loan Asset-Backed Trust I (13-1-A2) 1.26% (1 mo. USD LIBOR + 0.800%)(1),(2)	04/26/32	916,543	910,352
EFS Volunteer No 2 LLC (12-1-A2) 1.81% (1 mo. USD LIBOR + 1.350%)(1),(2)	03/25/36	882,222	890,283
Global SC Finance II SRL (14-1A-A2) 3.09% (1)	07/17/29	100,998	99,521
Goal Capital Funding Trust (06-1-B) 0.95% (3 mo. USD LIBOR + 0.450%)(2)	08/25/42	175,512	164,979
Harvest Commercial Capital Loan Trust (19-1-A) 3.29% (1),(3)	09/25/46	496,936	482,167
HPS Loan Management, Ltd. (0A-16-A1RR) 1.39% (3 mo. USD LIBOR + 1.140%)(1),(2)	04/20/34	875,000	868,131
ITE Rail Fund Levered LP (21-1A-A) 2.25% (1)	02/28/51	399,996	370,406
LMREC Inc. (19-CRE3-A) 1.85% (1 mo. USD LIBOR + 1.400%)(1),(2)	12/22/35	890,000	885,892
Magnetite VII, Ltd. (12-7A-A1R2) 1.04% (3 mo. USD LIBOR + 0.800%)(1),(2)	01/15/28	389,536	386,985
Nelnet Student Loan Trust (14-4A-A2) 1.41% (1 mo. USD LIBOR + 0.950%)(1),(2)	11/25/48	575,000	572,891
Neuberger Berman Loan Advisers CLO, Ltd. (21-43A-A) 1.37% (3 mo. USD LIBOR + 1.130%)(1),(2)	07/17/35	800,000	795,678
North Carolina State Education Assistance Authority (11-1-A3) 1.16% (3 mo. USD LIBOR + 0.900%)(2)	10/25/41	1,220,537	1,220,421
OCP CLO, Ltd. (21-21A-B) 1.95% (3 mo. USD LIBOR + 1.700%)(1),(2)	07/20/34	400,000	396,261
OHA Credit Funding 7, Ltd. (20-7A-AR) 1.82% (SOFR + 1.300%)(1),(2)	02/24/37	1,400,000	1,394,152
Palmer Square CLO, Ltd. (18-1A-A1) 1.27% (3 mo. USD LIBOR + 1.030%)(1),(2)	04/18/31	600,000	595,770
Palmer Square Loan Funding Ltd. (20-2A-A2) 1.80% (3 mo. USD LIBOR + 1.550%)(1),(2)	04/20/28	350,000	349,913
Park Avenue Institutional Advisers CLO, Ltd. (21-1A-A2) 2.00% (3 mo. USD LIBOR + 1.750%)(1),(2)	01/20/34	420,000	417,228
Regata XII Funding, Ltd. (19-1A-BR) 1.84% (3 mo. USD LIBOR + 1.600%)(1),(2)	10/15/32	725,000	717,750
Rockford Tower CLO, Ltd. (20-1A-D) 4.00% (3 mo. USD LIBOR + 3.750%)(1),(2)	01/20/32	900,000	899,640
Scholar Funding Trust (12-B-A2) 1.55% (1 mo. USD LIBOR + 1.100%)(1),(2)	03/28/46	594,476	598,923
SLC Student Loan Trust (04-1-B) 0.80% (3 mo. USD LIBOR + 0.290%)(2)	08/15/31	227,000	211,245
SLC Student Loan Trust (06-1-B) 1.04% (3 mo. USD LIBOR + 0.210%)(2)	03/15/55	315,046	289,448
SLM Student Loan Trust (04-2-B) 0.73% (3 mo. USD LIBOR + 0.470%)(2)	07/25/39	271,259	259,554

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2022 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
SLM Student Loan Trust (05-9-B) 0.56% (3 mo. USD LIBOR + 0.300%)(2)	01/25/41	$331,580	$310,851
SLM Student Loan Trust (07-6-B) 1.11% (3 mo. USD LIBOR + 0.850%)(2)	04/27/43	126,205	121,354
SLM Student Loan Trust (07-7-B) 1.01% (3 mo. USD LIBOR + 0.750%)(2)	10/27/70	150,000	137,909
SLM Student Loan Trust (08-2-B) 1.46% (3 mo. USD LIBOR + 1.200%)(2)	01/25/83	225,000	214,078
SLM Student Loan Trust (08-3-B) 1.46% (3 mo. USD LIBOR + 1.200%)(2)	04/26/83	225,000	207,197
SLM Student Loan Trust (08-4-B) 2.11% (3 mo. USD LIBOR + 1.850%)(2)	04/25/73	515,000	512,497
SLM Student Loan Trust (08-5-B) 2.11% (3 mo. USD LIBOR + 1.850%)(2)	07/25/73	260,000	259,679
SLM Student Loan Trust (08-6-B) 2.11% (3 mo. USD LIBOR + 1.850%)(2)	07/26/83	225,000	220,124
SLM Student Loan Trust (08-7-B) 2.11% (3 mo. USD LIBOR + 1.850%)(2)	07/26/83	305,000	303,482
SLM Student Loan Trust (08-8-B) 2.51% (3 mo. USD LIBOR + 2.250%)(2)	10/25/75	260,000	260,575
SLM Student Loan Trust (08-9-B) 2.51% (3 mo. USD LIBOR + 2.250%)(2)	10/25/83	260,000	261,164
SLM Student Loan Trust (13-M1-M1R) 0.00% (1),(4)	10/28/29	1,000	835,827
Stratus CLO, Ltd. (21-3A) 0.00% (1),(3)	12/29/29	750,000	719,941
Structured Receivables Finance LLC (10-A-B) 7.61% (1)	01/16/46	513,412	545,379
Structured Receivables Finance LLC (10-B-B) 7.97% (1)	08/15/36	329,033	365,648
Student Loan Consolidation Center (02-2-B2) 1.65% (28 day Auction Rate)(1),(2)	07/01/42	1,050,000	967,404
TRESTLES CLO V, Ltd. (21-5A-A1) 1.34% (3 mo. USD LIBOR + 1.170%)(1),(2)	10/20/34	525,000	519,094

Total Asset-backed Securities (Cost: $35,907,271)			35,592,357

MORTGAGE-BACKED SECURITIES—47.2%
Commercial Mortgage-backed Securities — Agency —1.9%
Fannie Mae, Pool #AN3542 3.41%	11/01/46	1,104,811	1,117,000
Fannie Mae (16-M11-X2) (ACES) (I/O) 2.94% (3)	07/25/39	1,324,324	34,811
Fannie Mae (19-M29-X4) (ACES) (I/O) 0.70% (3)	03/25/29	7,900,000	286,436
Freddie Mac Multifamily Structured Pass Through Certificates (K023-X3) (I/O) 1.69% (3)	10/25/40	12,555,000	71,057
Freddie Mac Multifamily Structured Pass Through Certificates (K032-X3) (I/O) 1.66% (3)	10/25/41	4,020,000	78,677
Freddie Mac Multifamily Structured Pass Through Certificates (K039-X3) (I/O) 2.11% (3)	08/25/42	3,110,000	168,460
Freddie Mac Multifamily Structured Pass Through Certificates (K735-X3) (I/O) 2.15% (3)	05/25/47	3,750,000	288,571
Freddie Mac Multifamily Structured Pass Through Certificates (Q013-XPT2) (I/O) 1.81%	05/25/27	3,150,099	103,850
Freddie Mac Multifamily Structured Pass-Through Certificates (19-P002-X) (I/O) 0.77% (3)	07/25/33	1,295,000	124,104
Freddie Mac Multifamily Structured Pass-Through Certificates (K021-X3) (I/O) 1.97% (3)	07/25/40	3,475,000	15,516
Freddie Mac Multifamily Structured Pass-Through Certificates (K022-X3) (I/O) 1.81% (3)	08/25/40	2,500,000	14,472
Freddie Mac Multifamily Structured Pass-Through Certificates (K025-X3) (I/O) 1.75% (3)	11/25/40	5,400,000	47,433
Freddie Mac Multifamily Structured Pass-Through Certificates (K027-X3) (I/O) 1.71% (3)	01/25/41	4,095,000	51,050
Freddie Mac Multifamily Structured Pass-Through Certificates (K031-X1) (I/O) 0.18% (3)	04/25/23	54,291,399	95,287
Freddie Mac Multifamily Structured Pass-Through Certificates (K031-X3) (I/O) 1.66% (3)	07/25/41	4,500,000	74,216
Freddie Mac Multifamily Structured Pass-Through Certificates (K034-X1) (I/O) 0.05% (3)	07/25/23	26,074,644	26,234
Freddie Mac Multifamily Structured Pass-Through Certificates (K040-X3) (I/O) 2.04% (3)	11/25/42	4,875,000	232,774
Freddie Mac Multifamily Structured Pass-Through Certificates (K049-X3) (I/O) 1.55% (3)	10/25/43	2,330,000	103,787
Freddie Mac Multifamily Structured Pass-Through Certificates (K060-X3) (I/O) 1.90% (3)	12/25/44	2,500,000	196,305
Freddie Mac Multifamily Structured Pass-Through Certificates (K722-X1) (I/O) 1.32% (3)	03/25/23	12,839,085	103,686
Freddie Mac Multifamily Structured Pass-Through Certificates (K726-X1) (I/O) 0.90% (3)	04/25/24	11,686,189	162,936
Freddie Mac Multifamily Structured Pass-Through Certificates (K728-X3) (I/O) 1.95% (3)	11/25/45	3,455,000	160,682
Freddie Mac Multifamily Structured Pass-Through Certificates (K732-X3) (I/O) 2.17% (3)	05/25/46	2,400,000	154,224
Freddie Mac Multifamily Structured Pass-Through Certificates (KC05-X1) (I/O) 1.20% (3)	06/25/27	7,948,090	308,144
Freddie Mac Multifamily Structured Pass-Through Certificates (KIR1-X) (I/O) 1.05% (3)	03/25/26	8,364,886	290,402
Freddie Mac Multifamily Structured Pass-Through Certificates (KLU2-X1) (I/O) 0.95% (3)	08/25/29	4,412,023	245,640
Freddie Mac Multifamily Structured Pass-Through Certificates (KS11-XFX) (I/O) 1.60% (3)	06/25/29	2,290,000	205,862
Freddie Mac Multifamily Structured Pass-Through Certificates (KW01-X3) (I/O) 4.08% (3)	03/25/29	690,000	91,162

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2022 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Freddie Mac Multifamily Structured Pass-Through Certificates (Q010-XPT2) (I/O) 0.36%	08/25/24	$2,951,058	$13,611
Ginnie Mae (12-139-IO) (I/O) 0.73% (3)	02/16/53	1,614,797	38,710
Ginnie Mae (13-52-IO) (I/O) 0.10% (3)	02/16/55	7,125,904	20,292
Ginnie Mae (09-114-IO) (I/O) 0.02% (3)	10/16/49	5,109,593	367
Ginnie Mae (10-148-IO) (I/O) 0.29% (3)	09/16/50	5,180,784	55,260
Ginnie Mae (11-105-IO) (I/O) 0.00% (3)	09/16/51	4,347,099	7
Ginnie Mae (11-152-IO) (I/O) 0.02% (3)	08/16/51	1,520,785	691
Ginnie Mae (12-4-IO) (I/O) 0.00% (3)	05/16/52	4,105,115	41
Ginnie Mae (14-103-IO) (I/O) 0.20% (3)	05/16/55	2,212,674	22,955
Ginnie Mae (14-125-IO) (I/O) 0.94% (3)	11/16/54	1,740,818	57,300

Total Commercial Mortgage-backed Securities — Agency (Cost: $9,728,093)			5,062,012

Commercial Mortgage-backed Securities — Non-Agency —8.4%
BAMLL Commercial Mortgage Securities Trust (18-PARK-A) 4.09% (1),(3)	08/10/38	590,000	607,170
BBCMS Mortgage Trust (17-C1-XA) (I/O) 1.44% (3)	02/15/50	3,749,201	206,157
BBCMS Mortgage Trust (20-BID-D) 5.03% (1 mo. USD LIBOR + 4.630%)(1),(2)	10/15/37	705,000	702,286
BCRR Trust (16-FRR3-E) 2.04% (-1 mo. USD LIBOR + 18.348%)(1),(2)	05/26/26	695,789	628,504
Benchmark Mortgage Trust (19-B14-225D) 3.29% (1),(3)	12/15/62	535,000	477,724
Benchmark Mortgage Trust (20-IG3-BXC) 3.54% (1),(3)	09/15/48	555,000	513,241
BF Mortgage Trust (19-NYT-E) 2.90% (1 mo. USD LIBOR + 2.500%)(1),(2)	12/15/35	525,000	503,627
BX Commercial Mortgage Trust (18-IND-G) 2.45% (1 mo. USD LIBOR + 2.050%)(1),(2)	11/15/35	360,500	357,700
BX Commercial Mortgage Trust (20-FOX-E) 4.00% (1 mo. USD LIBOR + 3.600%)(1),(2)	11/15/32	754,551	750,402
BX Commercial Mortgage Trust (20-FOX-G) 5.15% (1 mo. USD LIBOR + 4.750%)(1),(2)	11/15/32	978,429	969,744
BX Trust (19-OC11-A) 3.20% (1)	12/09/41	265,000	256,384
CALI Mortgage Trust (19-101C-A) 3.96% (1)	03/10/39	495,000	503,258
Citigroup Commercial Mortgage Trust (12-GC8-XA) (I/O) 1.72% (1),(3),(5)	09/10/45	2,284,794	2,595
Citigroup Commercial Mortgage Trust (14-GC21-XD) (I/O) 1.36% (1),(3)	05/10/47	4,702,111	113,424
Citigroup Commercial Mortgage Trust (15-GC35-XA) (I/O) 0.72% (3)	11/10/48	6,420,686	140,005
Citigroup Commercial Mortgage Trust (19-PRM-X) (I/O) 1.18% (1),(3)	05/10/36	14,000,000	273,157
COMM Mortgage Trust (12-LC4-XB) (I/O) 0.50% (1),(3)	12/10/44	16,693,987	167
COMM Mortgage Trust (13-CR11-XA) (I/O) 0.91% (3)	08/10/50	9,543,264	101,643
COMM Mortgage Trust (13-CR12-XA) (I/O) 1.10% (3)	10/10/46	8,859,659	117,639
COMM Mortgage Trust (13-LC13-XA) (I/O) 0.99% (3)	08/10/46	5,988,566	65,295
COMM Mortgage Trust (14-CR18-XA) (I/O) 0.99% (3)	07/15/47	6,227,625	110,783
COMM Mortgage Trust (14-CR21-XA) (I/O) 0.85% (3)	12/10/47	16,879,796	316,000
COMM Mortgage Trust (20-CBM-XCP) (I/O) 0.60% (1),(3)	02/10/37	5,644,863	88,093
COMM Mortgage Trust (20-CX-E) 2.68% (1),(3)	11/10/46	370,000	294,069
CPT Mortgage Trust (19-CPT-A) 2.87% (1)	11/13/39	510,000	482,307
CSMC (20-FACT-F) 6.55% (1 mo. USD LIBOR + 6.157%)(1),(2)	10/15/37	1,017,000	1,008,153
DBGS Mortgage Trust (18-5BP-E) 2.45% (1 mo. USD LIBOR + 2.050%)(1),(2)	06/15/33	685,000	658,853
DBWF Mortgage Trust (16-85T-A) 3.79% (1)	12/10/36	615,000	618,497
DC Office Trust (19-MTC-A) 2.97% (1)	09/15/45	550,000	521,162
Grace Trust (20-GRCE-F) 2.68% (1),(3)	12/10/40	376,000	304,907
Grace Trust (20-GRCE-X) (I/O) 0.30% (1),(3)	12/10/40	10,620,000	248,678
GS Mortgage Securities Corp. Trust (20-UPTN-XA) (I/O) 0.35% (1),(3)	02/10/37	3,150,000	29,482
GS Mortgage Securities Trust (11-GC3-X) (I/O) 0.00% (1),(3)	03/10/44	676,604	7
GS Mortgage Securities Trust (12-GC6-XB) (I/O) 0.99% (1),(3),(5)	01/10/45	3,721,674	37
GS Mortgage Securities Trust (12-GCJ7-XB) (I/O) 0.39% (1),(3)	05/10/45	27,171,194	1,375
GS Mortgage Securities Trust (14-GC18-XB) (I/O) 0.20% (3)	01/10/47	66,563,000	247,897
GS Mortgage Securities Trust (16-GS2-XA) (I/O) 1.74% (3)	05/10/49	4,164,505	235,822
Hudson Yards Mortgage Trust (19-55HY-A) 2.94% (1),(3)	12/10/41	550,000	526,235
Hudson Yards Mortgage Trust (19-55HY-F) 2.94% (1),(3)	12/10/41	150,000	126,143
ILPT Trust (19-SURF-A) 4.15% (1)	02/11/41	240,000	247,870
JPMBB Commercial Mortgage Securities Trust (14-C24-XA) (I/O) 0.86% (3)	11/15/47	7,424,755	121,008
JPMBB Commercial Mortgage Securities Trust (14-C21-XA) (I/O) 0.96% (3)	08/15/47	1,637,372	27,423
JPMBB Commercial Mortgage Securities Trust (14-C23-XA) (I/O) 0.60% (3)	09/15/47	9,360,735	112,436
JPMBB Commercial Mortgage Securities Trust (15-C29-XD) (I/O) 0.50% (1),(3)	05/15/48	26,458,000	356,400
JPMCC Commercial Mortgage Securities Trust (17-JP5-XA) (I/O) 0.94% (3)	03/15/50	10,866,204	324,606
JPMorgan Chase Commercial Mortgage Securities Trust (11-C3-XB) (I/O) 0.39% (1),(3)	02/15/46	51,688,213	421,781

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2022 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
JPMorgan Chase Commercial Mortgage Securities Trust (12-HSBC-XA) (I/O) 1.43% (1),(3),(5)	07/05/32	$4,194,877	$42
JPMorgan Chase Commercial Mortgage Securities Trust (12-LC9-XA) (I/O) 1.39% (3)	12/15/47	5,468,654	31,012
JPMorgan Chase Commercial Mortgage Securities Trust (13-LC11-XA) (I/O) 1.23% (3)	04/15/46	21,276,825	188,997
JPMorgan Chase Commercial Mortgage Securities Trust (19-OSB-A) 3.40% (1)	06/05/39	585,000	578,572
Manhattan West Mortgage Trust (20-1MW-A) 2.13% (1)	09/10/39	695,000	644,103
Med Trust (21-MDLN-G) 5.65% (1 mo. USD LIBOR + 5.250%)(1),(2)	11/15/38	670,000	658,284
MFT Mortgage Trust (20-B6-C) 3.28% (1),(3)	08/10/40	220,000	185,129
MFT Trust (20-ABC-C) 3.48% (1),(3)	02/10/42	175,000	154,013
MFT Trust (20-ABC-D) 3.48% (1),(3)	02/10/42	180,000	150,757
Morgan Stanley Bank of America Merrill Lynch Trust (15-C22-XA) (I/O) 1.02% (3)	04/15/48	8,452,070	188,741
Morgan Stanley Bank of America Merrill Lynch Trust (15-C24-XA) (I/O) 0.72% (3)	05/15/48	9,715,652	191,390
Morgan Stanley Bank of America Merrill Lynch Trust (16-C31-XA) (I/O) 1.29% (3)	11/15/49	6,819,960	302,790
Natixis Commercial Mortgage Securities Trust (19-FAME-D) 4.40% (1),(3)	08/15/36	835,000	766,451
One Bryant Park Trust (19-OBP-A) 2.52% (1)	09/15/54	1,295,000	1,201,460
SFAVE Commercial Mortgage Securities Trust (15-5AVE-A2A) 3.66% (1),(3)	01/05/43	805,000	768,441
SFAVE Commercial Mortgage Securities Trust (15-5AVE-A2B) 4.14% (1),(3)	01/05/43	65,000	62,278
SFAVE Commercial Mortgage Securities Trust (15-5AVE-D) 4.39% (1),(3)	01/05/43	880,000	653,296
UBS Commercial Mortgage Trust (17-C5-XA) (I/O) 0.98% (3)	11/15/50	7,138,453	261,416
UBS-Barclays Commercial Mortgage Trust (12-C3-XA) (I/O) 1.81% (1),(3)	08/10/49	9,720,544	32,044
Wells Fargo Commercial Mortgage Trust (12-LC5-XA) (I/O) 1.70% (1),(3)	10/15/45	4,488,005	14,138
WFRBS Commercial Mortgage Trust (12-C8-XA) (I/O) 1.69% (1),(3),(5)	08/15/45	2,452,305	121
WFRBS Commercial Mortgage Trust (12-C9-XA) (I/O) 1.85% (1),(3)	11/15/45	2,189,471	7,596
WFRBS Commercial Mortgage Trust (13-C14-XA) (I/O) 0.66% (3)	06/15/46	6,855,234	34,661
WFRBS Commercial Mortgage Trust (13-C16-XA) (I/O) 0.60% (3)	09/15/46	10,699,324	69,853
WFRBS Commercial Mortgage Trust (14-C24-XA) (I/O) 0.85% (3)	11/15/47	5,193,648	92,240

Total Commercial Mortgage-backed Securities — Non-Agency (Cost: $29,315,362)			21,957,971

Residential Mortgage-backed Securities — Agency —11.2%
Fannie Mae (07-42-SE) (I/O) (I/F) 5.65% (-1 mo. USD LIBOR + 6.110%)(2)	05/25/37	56,946	5,875
Fannie Mae (07-48-SD) (I/O) (I/F) 5.64% (-1 mo. USD LIBOR + 6.100%)(2)	05/25/37	904,826	121,071
Fannie Mae (09-69-CS) (I/O) (I/F) 6.29% (-1 mo. USD LIBOR + 6.750%)(2)	09/25/39	163,423	19,930
Freddie Mac (1673-SD) (I/F) (PAC) 15.10% (-2.15 x T10Y + 19.391%)(2)	02/15/24	15,461	16,640
Freddie Mac (1760-ZD) 1.49% (1 x T10Y - 0.500%)(2)	02/15/24	33,386	33,195
Freddie Mac (2990-JK) (I/F) 20.42% (-1 mo. USD LIBOR + 22.004%)(2)	03/15/35	52,256	54,006
Freddie Mac (3122-SG) (I/O) (I/F) (TAC) (PAC) 5.23% (-1 mo. USD LIBOR + 5.630%)(2)	03/15/36	1,550,799	206,307
Freddie Mac (3239-SI) (I/O) (I/F) (PAC) 6.25% (-1 mo. USD LIBOR + 6.650%)(2)	11/15/36	346,180	61,360
Freddie Mac (3323-SA) (I/O) (I/F) 5.71% (-1 mo. USD LIBOR + 6.110%)(2)	05/15/37	67,336	6,534
Freddie Mac (3459-JS) (I/O) (I/F) 5.85% (-1 mo. USD LIBOR + 6.250%)(2)	06/15/38	100,300	15,718
Freddie Mac (4030-HS) (I/O) (I/F) 6.21% (-1 mo. USD LIBOR + 6.610%)(2)	04/15/42	651,558	110,468
Ginnie Mae (06-35-SA) (I/O) (I/F) 6.15% (-1 mo. USD LIBOR + 6.600%)(2)	07/20/36	978,364	147,931
Ginnie Mae (06-61-SA) (I/O) (I/F) (TAC) 4.30% (-1 mo. USD LIBOR + 4.750%)(2)	11/20/36	1,545,588	110,459
Ginnie Mae (08-58-TS) (I/O) (I/F) (TAC) 5.95% (-1 mo. USD LIBOR + 6.400%)(2)	05/20/38	710,444	39,771
Ginnie Mae (16-153-IO) (I/O) 3.50%	11/20/46	1,723,987	250,221
Uniform Mortgage-Backed Securities TBA, 30 Year 2.00% (6)	06/01/51	11,100,000	10,285,450
2.00% (6)	06/01/51	2,525,000	2,342,542
2.50% (6)	07/01/51	16,050,000	15,282,215

Total Residential Mortgage-backed Securities — Agency (Cost: $28,938,596)			29,109,693

Residential Mortgage-backed Securities — Non-Agency —25.7%
ACE Securities Corp. (04-IN1-A1) 1.10% (1 mo. USD LIBOR + 0.640%)(2)	05/25/34	343,609	338,973
ACE Securities Corp. (07-ASP1-A2C) 0.72% (1 mo. USD LIBOR + 0.260%)(2)	03/25/37	1,236,526	673,739
Adjustable Rate Mortgage Trust (05-4-6A22) 2.95% (3),(7)	08/25/35	382,852	364,248
Adjustable Rate Mortgage Trust (06-1-2A1) 3.48% (3)	03/25/36	353,837	239,517
Ajax Mortgage Loan Trust (19-F-A2) 3.50% (1)	07/25/59	1,300,000	1,263,175

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2022 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Alternative Loan Trust (05-46CB-A20) (TAC) 5.50% (7)	10/25/35	$622,772	$551,219
Asset-Backed Funding Certificates (07-NC1-A2) 0.76% (1 mo. USD LIBOR + 0.300%)(1),(2)	05/25/37	983,116	926,973
Asset-Backed Securities Corp. Home Equity (06-HE3-A5) 1.00% (1 mo. USD LIBOR + 0.540%)(2)	03/25/36	1,131,955	1,121,876
Asset-Backed Securities Corp. Home Equity (07-HE1-A1B) 0.61% (1 mo. USD LIBOR + 0.150%)(2)	12/25/36	389,422	378,438
Banc of America Alternative Loan Trust (05-10-1CB1) 0.86% (1 mo. USD LIBOR + 0.400%)(2),(7)	11/25/35	373,719	321,941
Banc of America Funding Corp. (15-R3-6A2) 0.53% (1),(3)	05/27/36	1,472,338	1,382,216
Banc of America Funding Trust (06-3-4A14) 6.00%	03/25/36	163,402	154,515
Banc of America Funding Trust (06-3-5A3) 5.50% (7)	03/25/36	130,178	124,894
Banc of America Funding Trust (14-R5-1A1) 2.33% (6 mo. USD LIBOR + 1.500%)(1),(2)	09/26/45	163,920	164,406
Banc of America Funding Trust (15-R4-2A1) 0.39% (1 mo. USD LIBOR + 0.205%)(1),(2)	02/25/37	468,983	460,432
BCMSC Trust (00-A-A4) 8.29% (3)	06/15/30	3,316,690	717,651
Bear Stearns Adjustable Rate Mortgage Trust (03-7-9A) 2.64% (3)	10/25/33	264,924	264,671
Bear Stearns Adjustable Rate Mortgage Trust (05-9-A1) 2.38% (1 year Treasury Constant Maturity Rate + 2.300%)(2)	10/25/35	130,927	132,865
Bear Stearns Adjustable Rate Mortgage Trust (07-4-22A1) 3.27% (3),(7)	06/25/47	666,523	655,483
Bear Stearns ALT-A Trust (05-3-4A3) 2.48% (3)	04/25/35	342,418	345,995
Bear Stearns Asset-Backed Securities Trust (05-AC6-1A3) 5.50% (3)	09/25/35	384,972	376,106
Bear Stearns Asset-Backed Securities Trust (06-IM1-A1) 0.92% (1 mo. USD LIBOR + 0.460%)(2)	04/25/36	173,887	297,390
Bear Stearns Mortgage Funding Trust (07-AR3-1X) (I/O) 0.50% (8)	03/25/37	28,706,330	690,178
CIM Trust (19-R1-A) 3.25% (1),(3)	10/25/58	846,530	792,633
CIM Trust (21-NR3-A1) 2.57% (1)	06/25/57	458,810	459,020
CIM Trust (21-R3-A1A) 1.95% (1),(3)	06/25/57	1,052,344	1,020,866
CIM Trust (21-R4-A1A) 2.00% (1),(3)	05/01/61	1,052,075	997,578
CIM Trust (21-R5-A1B) 2.00% (1),(3)	08/25/61	1,096,000	917,790
Citigroup Mortgage Loan Trust, Inc. (05-11-A2A) 2.47% (1 year Treasury Constant Maturity Rate + 2.400%)(2)	10/25/35	214,323	218,288
Citigroup Mortgage Loan Trust, Inc. (05-8-1A1A) 2.61% (3),(7)	10/25/35	482,219	428,277
Citigroup Mortgage Loan Trust, Inc. (14-10-2A2) 0.44% (1 mo. USD LIBOR + 0.250%)(1),(2)	07/25/37	766,817	757,027
CitiMortgage Alternative Loan Trust (06-A3-1A7) 6.00% (7)	07/25/36	681,820	648,565
CitiMortgage Alternative Loan Trust (06-A5-1A8) 6.00% (7)	10/25/36	611,084	587,755
Conseco Finance Securitizations Corp. (99-6-A1) 7.36% (1),(3)	06/01/30	1,333,663	633,964
Conseco Financial Corp. (96-6-M1) 7.95% (3)	09/15/27	72,564	73,998
Countrywide Alternative Loan Trust (05-20CB-4A1) (I/F) 5.25%	07/25/20	712	701
Countrywide Alternative Loan Trust (06-8T1-1A2) (I/O) 5.04% (-1 mo. USD LIBOR + 5.500%)(2),(8)	04/25/36	5,109,121	765,994
Countrywide Asset-Backed Certificates (07-13-2A1) 1.36% (1 mo. USD LIBOR + 0.900%)(2)	10/25/47	489,898	481,211
Countrywide Home Loans (04-HYB4-B1) 2.90% (3)	09/20/34	505,576	256,055
Countrywide Home Loans (06-14-X) (I/O) 0.17% (3),(8)	09/25/36	10,344,772	45,029
Countrywide Home Loans (06-HYB2-1A1) 3.17% (3)	04/20/36	729,292	543,585
Credit Suisse First Boston Mortgage Securities Corp. (04-AR5-11A2) 1.20% (1 mo. USD LIBOR + 0.740%)(2)	06/25/34	35,406	35,523
Credit Suisse First Boston Mortgage Securities Corp. (05-12-1A1) 6.50%	01/25/36	951,747	320,868
Credit Suisse Mortgage Capital Certificates (06-6-1A8) 6.00% (7)	07/25/36	520,444	355,113
Credit-Based Asset Servicing and Securitization LLC (03-CB3-AF1) 3.38%	12/25/32	359,641	349,047
Credit-Based Asset Servicing and Securitization LLC (06-CB1-AF2) 2.91%	01/25/36	1,035,263	845,876
Credit-Based Asset Servicing and Securitization LLC (06-CB2-AF2) 3.00%	12/25/36	2,020,132	2,013,798
Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2B) 3.61%	02/25/37	877,830	656,762
Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2C) 3.61%	02/25/37	862,479	645,192
Credit-Based Asset Servicing and Securitization LLC (07-CB3-A3) 3.31%	03/25/37	1,222,682	589,966
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AB2-A2) 4.93% (3),(7)	06/25/36	1,118,018	1,071,076
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AR6-A6) 0.84% (1 mo. USD LIBOR + 0.380%)(2)	02/25/37	356,723	347,905
DSLA Mortgage Loan Trust (06-AR2-2A1A) 0.65% (1 mo. USD LIBOR + 0.200%)(2)	10/19/36	363,633	282,062
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF11-2A3) 0.76% (1 mo. USD LIBOR + 0.300%)(2)	08/25/36	721,439	685,595
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF13-A2C) 0.78% (1 mo. USD LIBOR + 0.320%)(2)	10/25/36	656,603	500,537

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2022 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2D) 0.67% (1 mo. USD LIBOR + 0.210%)(2)	12/25/37	$593,026	$555,831
First Horizon Alternative Mortgage Securities Trust (05-AA10-2A1) 2.34% (3),(7)	12/25/35	260,039	227,894
Greenpoint Manufactured Housing (00-1-A4) 8.14% (3)	03/20/30	536,228	434,940
GSAA Home Equity Trust (06-13-AF6) 6.54%	07/25/36	1,215,680	498,636
GSC Capital Corp. Mortgage Trust (06-2-A1) 0.82% (1 mo. USD LIBOR + 0.360%)(2)	05/25/36	226,132	220,916
GSR Mortgage Loan Trust (05-AR3-6A1) 2.95% (3)	05/25/35	169,926	147,704
HSI Asset Loan Obligation Trust (07-2-2A12) 6.00%	09/25/37	366,446	321,554
Indymac INDX Mortgage Loan Trust (04-AR6-5A1) 2.80% (3)	10/25/34	292,611	293,738
Indymac INDX Mortgage Loan Trust (05-AR19-A1) 2.77% (3)	10/25/35	434,345	399,329
Indymac INDX Mortgage Loan Trust (06-AR13-A4X) (I/O) 1.56% (3),(8)	07/25/36	274,873	1,075
Indymac INDX Mortgage Loan Trust (06-AR9-1A1) 2.97% (3),(7)	06/25/36	492,274	343,377
Indymac INDX Mortgage Loan Trust (07-AR5-2A1) 2.94% (3)	05/25/37	699,372	645,604
Indymac INDX Mortgage Loan Trust (07-FLX2-A1C) 0.65% (1 mo. USD LIBOR + 0.190%)(2)	04/25/37	1,604,909	1,407,464
JPMorgan Alternative Loan Trust (06-A2-5A1) 3.19% (3),(7)	05/25/36	393,248	263,080
JPMorgan Mortgage Acquisition Trust (06-WF1-A5) 6.91%	07/25/36	2,037,052	741,020
JPMorgan Mortgage Trust (04-A6-5A1) 2.43% (3)	12/25/34	196,695	194,049
JPMorgan Mortgage Trust (07-S2-1A1) 5.00%	06/25/37	146,676	82,257
JPMorgan Resecuritization Trust (15-4-1A5) 0.57% (1 mo. USD LIBOR + 0.190%)(1),(2)	06/26/47	1,863,000	1,822,669
JPMorgan Resecuritization Trust (15-4-2A2) 3.70% (1),(3)	06/26/47	3,336,378	1,700,526
Lehman Mortgage Trust (06-7-2A5) (I/O) (I/F) 6.09% (-1 mo. USD LIBOR + 6.550%)(2),(8)	11/25/36	2,970,226	555,520
Lehman XS Trust (06-10N-1A3A) 0.88% (1 mo. USD LIBOR + 0.420%)(2)	07/25/46	465,736	473,134
Lehman XS Trust (06-12N-A31A) 0.86% (1 mo. USD LIBOR + 0.400%)(2)	08/25/46	630,921	640,232
Long Beach Mortgage Loan Trust (04-4-M1) 1.36% (1 mo. USD LIBOR + 0.900%)(2)	10/25/34	515,400	507,533
MASTR Alternative Loan Trust (06-2-2A2) (I/O) (I/F) 6.64% (-1 mo. USD LIBOR + 7.100%)(2),(8)	03/25/36	5,911,014	812,179
MASTR Alternative Loans Trust (07-HF1-4A1) 7.00%	10/25/47	1,060,946	654,621
MASTR Asset-Backed Securities Trust (07-HE1-A4) 0.74% (1 mo. USD LIBOR + 0.280%)(2)	05/25/37	2,000,000	1,808,604
Merrill Lynch Alternative Note Asset Trust (07-OAR2-A2) 0.88% (1 mo. USD LIBOR + 0.420%)(2)	04/25/37	748,559	708,675
Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2B) 0.59% (1 mo. USD LIBOR + 0.130%)(2)	06/25/37	519,812	478,646
Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2C) 0.64% (1 mo. USD LIBOR + 0.180%)(2)	06/25/37	1,061,445	982,841
Merrill Lynch Mortgage-Backed Securities Trust (07-2-1A1) 3.53% (1 year Treasury Constant Maturity Rate + 2.400%)(2),(7)	08/25/36	137,569	131,303
Morgan Stanley ABS Capital I, Inc. Trust (07-15AR-4A1) 2.84% (3)	11/25/37	330,475	318,800
Nomura Asset Acceptance Corp. (06-AR1-1A) 4.24% (3)	02/25/36	126,987	98,943
Oakwood Mortgage Investors, Inc. (00-A-A4) 8.15% (3)	09/15/29	1,737,853	636,713
Oakwood Mortgage Investors, Inc. (00-D-A4) 7.40% (3)	07/15/30	692,200	230,542
Oakwood Mortgage Investors, Inc. (01-C-A3) 6.61% (3)	06/15/31	1,671,028	274,147
Oakwood Mortgage Investors, Inc. (01-D-A3) 5.90% (3)	09/15/22	633,477	409,970
Oakwood Mortgage Investors, Inc. (01-D-A4) 6.93% (3)	09/15/31	367,023	259,608
Oakwood Mortgage Investors, Inc. (02-A-A3) 6.03% (3)	05/15/24	69,675	70,617
Oakwood Mortgage Investors, Inc. (99-B-A4) 6.99%	12/15/26	50,961	51,296
Oakwood Mortgage Investors, Inc. (99-E-A1) 7.61% (3)	03/15/30	671,447	495,557
Preston Ridge Partners Mortgage 6.29%	02/25/27	1,000,000	981,208
RALI Series Trust (06-QS13-1A2) (I/O) (I/F) 6.70% (-1 mo. USD LIBOR + 7.160%)(2),(8)	09/25/36	2,585,140	352,270
RALI Series Trust (06-QS7-A2) 6.00% (7)	06/25/36	345,063	324,036
RBSSP Resecuritization Trust (12-6-4A2) 0.85% (1 mo. USD LIBOR + 0.330%)(1),(2)	01/26/36	702,318	694,783
Residential Accredit Loans, Inc. (05-QA7-A1) 3.32% (3),(7)	07/25/35	691,972	536,214
Residential Accredit Loans, Inc. (05-QA8-CB21) 3.47% (3),(7)	07/25/35	369,145	247,279
Residential Accredit Loans, Inc. (06-QA10-A2) 0.82% (1 mo. USD LIBOR + 0.360%)(2)	12/25/36	456,368	458,146
Residential Accredit Loans, Inc. (06-QS1-A3) (PAC) 5.75% (7)	01/25/36	276,964	255,751
Residential Accredit Loans, Inc. (06-QS11-AV) (I/O) 0.36% (3),(8)	08/25/36	7,342,523	93,127
Residential Accredit Loans, Inc. (06-QS6-1AV) (I/O) 0.77% (3),(8)	06/25/36	3,142,912	67,745
Residential Accredit Loans, Inc. (06-QS8-A3) 6.00% (7)	08/25/36	608,315	572,039
Residential Accredit Loans, Inc. (07-QS2-AV) (I/O) 0.32% (3),(8)	01/25/37	7,863,447	82,338
Residential Accredit Loans, Inc. (07-QS3-AV) (I/O) 0.36% (3),(8)	02/25/37	8,786,233	101,843
Residential Accredit Loans, Inc. (07-QS6-A62) (TAC) 5.50% (7)	04/25/37	187,360	174,571

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2022 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Residential Asset Securitization Trust (05-A15-4A1) 6.00% (7)	02/25/36	$941,343	$415,448
Residential Asset Securitization Trust (07-A5-AX) (I/O) 6.00% (8)	05/25/37	1,488,444	271,996
Residential Funding Mortgage Securities (06-S9-AV) (I/O) 0.34% (3),(8)	09/25/36	19,523,252	211,394
Saxon Asset Securities Trust (07-3-2A4) 0.95% (1 mo. USD LIBOR + 0.490%)(2)	09/25/47	2,926,000	2,660,394
Securitized Asset-Backed Receivables LLC Trust (07-NC2-A2C) 0.68% (1 mo. USD LIBOR + 0.220%)(2)	01/25/37	4,614,000	3,652,189
Soundview Home Loan Trust (06-1-A4) 1.06% (1 mo. USD LIBOR + 0.600%)(2)	02/25/36	85,389	85,473
Structured Adjustable Rate Mortgage Loan Trust (05-20-1A1) 2.81% (3)	10/25/35	134,915	127,088
Structured Adjustable Rate Mortgage Loan Trust (07-9-2A1) 3.16% (3),(7)	10/25/47	247,255	189,956
Structured Asset Mortgage Investments II Trust (06-AR4-5A1) 0.82% (1 mo. USD LIBOR + 0.360%)(2)	06/25/36	766,912	676,460
VOLT XCIX LLC (21-NPL8-A1) 2.12% (1)	04/25/51	1,329,547	1,275,827
WAMU Asset-Backed Certificates (07-HE1-2A3) 0.61% (1 mo. USD LIBOR + 0.150%)(2)	01/25/37	1,698,247	947,374
Wells Fargo Alternative Loan Trust (07-PA2-2A2) (I/O) (I/F) 5.61% (-1 mo. USD LIBOR + 6.070%)(2),(8)	06/25/37	1,813,156	150,262
Wells Fargo Mortgage-Backed Securities Trust (07-AR3-A4) 2.77% (3),(7)	04/25/37	133,023	126,243

Total Residential Mortgage-backed Securities — Non-Agency (Cost: $65,963,624)			66,907,155

Total Mortgage-backed Securities (Cost: $133,945,675)			123,036,831

CORPORATE BONDS—34.2%

Advertising — 0.2%
National CineMedia LLC 5.88% (1)	04/15/28	477,000	417,561

Aerospace/Defense — 0.3%
Boeing Co. (The) 1.43%	02/04/24	705,000	682,398

Agriculture — 0.6%
BAT Capital Corp. 4.54%	08/15/47	135,000	120,832
5.65%	03/16/52	175,000	177,924
Imperial Brands Finance PLC 3.13% (1)	07/26/24	270,000	267,756
Reynolds American, Inc. 5.85%	08/15/45	975,000	997,903

			1,564,415

Airlines — 0.4%
JetBlue Pass-Through Certificates (20-1A) 4.00%	05/15/34	747,650	744,166
US Airways Group, Inc. Pass-Through Certificates (10-1A) (EETC) 6.25%	10/22/24	289,916	291,658

			1,035,824

Auto Manufacturers — 0.1%
General Motors Co. 4.88%	10/02/23	150,000	154,602
General Motors Financial Co., Inc. 3.15%	06/30/22	180,000	180,611
3.45%	04/10/22	55,000	55,017

			390,230

Banks — 9.1%
Bank of America Corp. 0.98% (SOFR + 0.690%)(2)	04/22/25	395,000	378,722
1.66% (SOFR + 0.910%)(2)	03/11/27	1,085,000	1,014,254
2.09% (SOFR + 1.060%)(2)	06/14/29	570,000	521,453
2.30% (SOFR + 1.220%)(2)	07/21/32	490,000	436,448
2.69% (SOFR + 1.320%)(2)	04/22/32	80,000	73,558
3.00% (3.004% until 12/20/22 then 3 mo. USD LIBOR + 0.790%)(2)	12/20/23	830,000	832,410
3.56% (3 mo. USD LIBOR + 1.060%)(2)	04/23/27	55,000	55,207
3.82% (3 mo. USD LIBOR + 1.575%)(2)	01/20/28	120,000	121,630
4.38% (U.S. 5 year Treasury Constant Maturity Rate + 2.760%)(2),(9)	12/31/99	140,000	131,918
Citigroup, Inc. 1.46% (SOFR+ 0.770%)(2)	06/09/27	430,000	396,069
2.52% (SOFR + 1.177%)(2)	11/03/32	375,000	337,272
2.67% (SOFR + 1.146%)(2)	01/29/31	140,000	130,116
3.06% (3)	01/25/33	480,000	449,462
3.07% (SOFR + 1.280%)(2)	02/24/28	135,000	131,826
4.41% (SOFR + 3.914%)(2)	03/31/31	440,000	457,617
Comerica, Inc. 5.63% (U.S. 5 year Treasury Constant Maturity Rate + 5.291%)(2),(9)	12/31/99	395,000	410,800
Credit Suisse Group AG 1.31% (SOFR + 0.980%)(1),(2)	02/02/27	190,000	169,915
2.19% (SOFR + 2.044%)(1),(2)	06/05/26	480,000	451,648
2.59% (SOFR + 1.560%)(1),(2)	09/11/25	85,000	82,033
3.09% (SOFR + 1.730%)(1),(2)	05/14/32	295,000	265,766
3.75%	03/26/25	330,000	329,020
DNB Bank ASA 1.61% (U.S. 1 year Treasury Constant Maturity Rate + 0.680%)(1),(2)	03/30/28	430,000	389,247

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2022 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Goldman Sachs Group, Inc. (The) 0.93% (SOFR + 0.486%)(2)	10/21/24	$285,000	$276,407
1.09% (SOFR + 0.789%)(2)	12/09/26	215,000	197,245
1.22%	12/06/23	700,000	683,711
1.43% (SOFR + 0.798%)(2)	03/09/27	705,000	650,807
1.54% (SOFR + 0.818%)(2)	09/10/27	430,000	394,293
2.38% (SOFR + 1.248%)(2)	07/21/32	205,000	182,286
3.10% (SOFR + 1.410%)(2)	02/24/33	620,000	585,064
HSBC Holdings PLC 1.59% (SOFR + 1.290%)(2)	05/24/27	285,000	260,492
2.10% (SOFR + 1.929%)(2)	06/04/26	430,000	409,264
2.21% (SOFR + 1.285%)(2)	08/17/29	1,075,000	968,822
2.80% (SOFR + 1.187%)(2)	05/24/32	145,000	132,086
JPMorgan Chase & Co. 0.77% (SOFR + 0.490%)(2)	08/09/25	270,000	256,249
0.97% (SOFR + 0.580%)(2)	06/23/25	495,000	472,918
1.58% (SOFR + 0.885%)(2)	04/22/27	425,000	396,159
2.01% (SOFR + 1.585%)(2)	03/13/26	505,000	487,476
2.55% (SOFR + 1.180%)(2)	11/08/32	140,000	127,894
2.58% (SOFR + 1.250%)(2)	04/22/32	430,000	394,559
2.95% (SOFR + 1.170%)(2)	02/24/28	175,000	170,840
3.56% (3 mo. USD LIBOR + 0.730%)(2)	04/23/24	385,000	388,795
Lloyds Banking Group PLC (United Kingdom) 1.63% (U.S. 1 year Treasury Constant Maturity Rate + 0.850%)(2)	05/11/27	395,000	362,606
2.91% (3 mo. USD LIBOR + 0.810%)(2)	11/07/23	150,000	150,256
3.75% (U.S. 1 year Treasury Constant Maturity Rate + 1.800%)(2)	03/18/28	200,000	199,370
3.87% (1 year Treasury Constant Maturity Rate + 3.500%)(2)	07/09/25	285,000	288,168
Macquarie Group, Ltd. (Australia) 2.69% (SOFR + 1.440%)(1),(2)	06/23/32	160,000	141,282
2.87% (SOFR + 1.532%)(1),(2)	01/14/33	555,000	493,725
4.44%	06/21/33	170,000	172,137
Morgan Stanley 0.79% (SOFR + 0.509%)(2)	01/22/25	425,000	408,252
1.16% (SOFR + 0.560%)(2)	10/21/25	920,000	874,754
1.93% (SOFR + 1.020%)(2)	04/28/32	145,000	125,645
2.51% (SOFR + 1.200%)(2)	10/20/32	55,000	49,825
2.94% (3)	01/21/33	340,000	318,764
NatWest Group PLC (United Kingdom) 4.27% (3 mo. USD LIBOR + 1.762%)(2)	03/22/25	530,000	536,450
Santander UK Group Holdings PLC (United Kingdom) 1.09% (SOFR + 0.787%)(2)	03/15/25	565,000	537,479
1.53% (U.S. 1 year Treasury Constant Maturity Rate + 1.250%)(2)	08/21/26	55,000	50,618
1.67% (SOFR + 0.989%)(2)	06/14/27	55,000	50,108
3.37% (3 mo. USD LIBOR + 1.080%)(2)	01/05/24	275,000	275,943
4.80% (3 mo. USD LIBOR + 1.570%)(2)	11/15/24	475,000	486,020
UBS AG/London (Switzerland) 0.70% (1)	08/09/24	425,000	403,036
US Bancorp 3.70% (U.S. 5 year Treasury Constant Maturity Rate + 2.541%)(2),(9)	12/31/99	130,000	117,954
Wells Fargo & Co. 2.39% (SOFR+ 2.100%)(2)	06/02/28	1,090,000	1,031,947
3.35% (SOFR + 1.500%)(2)	03/02/33	1,370,000	1,332,873
3.53% (SOFR + 1.510%)(2)	03/24/28	285,000	284,704

			23,693,674

Beverages — 0.4%
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc. 4.70%	02/01/36	250,000	272,083
4.90%	02/01/46	454,000	505,639
Bacardi, Ltd. 5.30% (1)	05/15/48	205,000	229,970

			1,007,692

Biotechnology — 0.1%
Amgen, Inc. 3.35%	02/22/32	130,000	128,978
4.40%	02/22/62	135,000	140,295

			269,273

Chemicals — 0.2%
EverArc Escrow Sarl 5.00% (1)	10/30/29	285,000	260,953
Unifrax Escrow Issuer Corp. 5.25% (1)	09/30/28	280,000	260,465

			521,418

Commercial Services — 0.4%
Adtalem Global Education, Inc. 5.50% (1)	03/01/28	270,000	261,541
HealthEquity, Inc. 4.50% (1)	10/01/29	285,000	271,761
Hertz Corp. (The) 4.63% (1)	12/01/26	140,000	131,106
5.00% (1)	12/01/29	140,000	127,645

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2022 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Rent-A-Center, Inc./TX 6.38% (1)	02/15/29	$270,000	$247,979

			1,040,032

Computers — 0.1%
NCR Corp. 5.13% (1)	04/15/29	285,000	274,412

Diversified Financial Services — 1.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland) 3.30%	01/30/32	590,000	533,779
3.88%	01/23/28	130,000	126,610
4.13%	07/03/23	135,000	135,776
Air Lease Corp. 3.63%	12/01/27	120,000	114,583
American Express Co. 3.55% (U.S. 5 year Treasury Constant Maturity Rate + 2.854%)(2),(9)	12/31/99	145,000	131,764
Avolon Holdings Funding, Ltd. 2.53% (1)	11/18/27	406,000	359,363
2.88% (1)	02/15/25	305,000	295,289
3.95% (1)	07/01/24	85,000	84,674
Capital One Financial Corp. 3.27% (SOFR + 1.790%)(2)	03/01/30	375,000	362,974
Charles Schwab Corp. (The) 2.90%	03/03/32	400,000	385,228
5.00% (U.S. 5 year Treasury Constant Maturity Rate + 3.256%)(2),(9)	12/31/99	135,000	134,838
Park Aerospace Holdings, Ltd. 4.50% (1)	03/15/23	110,000	110,835
5.50% (1)	02/15/24	132,000	135,196

			2,910,909

Electric — 0.6%
Alliant Energy Finance LLC 3.60% (1)	03/01/32	535,000	522,433
FirstEnergy Corp. 3.40%	03/01/50	450,000	379,948
FirstEnergy Transmission LLC 4.35% (1)	01/15/25	750,000	754,863

			1,657,244

Electrical Components & Equipment — 0.1%
Energizer Holdings, Inc. 6.50%	12/31/27	265,000	262,663
Engineering & Construction — 0.2%
Airport Authority Hong Kong 3.25% (1)	01/12/52	200,000	181,510
PowerTeam Services LLC 9.03% (1)	12/04/25	254,000	254,097
			435,607

Entertainment — 0.7%
Caesars Entertainment, Inc. 6.25% (1)	07/01/25	273,000	282,358
4.63% (1)	10/15/29	150,000	140,807
Cinemark USA, Inc. 5.25% (1)	07/15/28	300,000	281,100
Magallanes, Inc. 4.28% (1)	03/15/32	135,000	135,845
5.05% (1)	03/15/42	530,000	540,987
5.14%	03/15/52	411,000	421,020
WMG Acquisition Corp. 3.75% (1)	12/01/29	140,000	131,569

			1,933,686

Environmental Control — 0.2%
GFL Environmental, Inc. (Canada) 5.13% (1)	12/15/26	157,000	158,527
Waste Pro USA, Inc. 5.50% (1)	02/15/26	425,000	402,129

			560,656

Food — 1.1%
Chobani LLC / Chobani Finance Corp, Inc. 4.63% (1)	11/15/28	267,000	246,805
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc. 3.75% (1)	12/01/31	650,000	601,113
5.50% (1)	01/15/30	25,000	25,611
Kraft Heinz Foods Co. 4.38%	06/01/46	210,000	208,438
5.00%	06/04/42	303,000	324,013
6.38%	07/15/28	210,000	238,875
Lamb Weston Holdings, Inc. 4.13% (1)	01/31/30	285,000	266,974
Pilgrim’s Pride Corp. 4.25% (1)	04/15/31	285,000	264,169
5.88% (1)	09/30/27	250,000	252,930
Post Holdings, Inc. 4.50% (1)	09/15/31	320,000	283,882
4.63% (1)	04/15/30	270,000	243,567

			2,956,377

Gas — 0.3%
Southern Co. Gas Capital Corp. 3.88%	11/15/25	640,000	652,123

Health Care-Services — 1.6%
Centene Corp. 2.45%	07/15/28	635,000	580,727
3.00%	10/15/30	248,000	228,162
CommonSpirit Health 2.78%	10/01/30	135,000	125,262
HCA, Inc. 3.63%	03/15/32	395,000	387,309
4.13%	06/15/29	208,000	211,985
5.00%	03/15/24	65,000	67,390
5.25%	06/15/26	250,000	264,113
5.25%	06/15/49	312,000	343,039
5.50%	06/15/47	250,000	283,575
5.63%	09/01/28	100,000	108,250
7.05%	12/01/27	235,000	265,684
Humana, Inc. 4.95%	10/01/44	125,000	140,921
Molina Healthcare, Inc. 3.88% (1)	11/15/30	520,000	502,939
3.88% (1)	05/15/32	175,000	166,794
Prime Healthcare Services, Inc. 7.25% (1)	11/01/25	455,000	467,512

			4,143,662

Household Products/Wares — 0.1%
Spectrum Brands, Inc. 3.88% (1)	03/15/31	420,000	370,360

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2022 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value

Insurance — 1.5%
Acrisure LLC / Acrisure Finance, Inc. 4.25% (1)	02/15/29	$280,000	$254,744
Aon Corp. / Aon Global Holdings PLC 3.90%	02/28/52	270,000	267,619
Athene Global Funding 1.61% (1)	06/29/26	285,000	259,911
1.99% (1)	08/19/28	425,000	373,558
3.21% (1)	03/08/27	135,000	130,118
Berkshire Hathaway Finance Corp. 3.85%	03/15/52	270,000	276,286
Brown & Brown, Inc. 4.95%	03/17/52	200,000	213,752
Farmers Exchange Capital 7.05% (1)	07/15/28	500,000	570,610
Farmers Insurance Exchange 4.75% (3 mo. USD LIBOR + 3.231%)(1),(2)	11/01/57	5,000	5,253
Nationwide Mutual Insurance Co. 3.12% (3 mo. USD LIBOR + 2.290%)(1),(2)	12/15/24	1,000,000	1,000,690
Teachers Insurance & Annuity Association of America 4.38% (3 mo. USD LIBOR + 2.661%)(1),(2)	09/15/54	675,000	672,773

			4,025,314

Internet — 0.3%
Netflix, Inc. 5.88%	02/15/25	485,000	518,097
Tencent Holdings, Ltd. 3.68% (1)	04/22/41	285,000	252,530

Total Internet (Cost: $822,060)			770,627

Machinery-Diversified — 0.2%
OT Merger Corp. 7.88% (1)	10/15/29	425,000	374,276
Titan Acquisition, Ltd. / Titan Co-Borrower LLC 7.75% (1)	04/15/26	140,000	139,496

Total Machinery-diversified (Cost: $565,000)			513,772

Media — 1.4%
Cable One, Inc. 4.00% (1)	11/15/30	415,000	383,875
CCO Holdings LLC / CCO Holdings Capital Corp. 4.25% (1)	01/15/34	285,000	247,950
Charter Communications Operating LLC / Charter Communications Operating Capital 2.30%	02/01/32	165,000	141,182
4.80%	03/01/50	65,000	62,090
5.25%	04/01/53	355,000	358,364
5.38%	05/01/47	125,000	128,208
5.75%	04/01/48	360,000	382,932
CSC Holdings LLC 4.13% (1)	12/01/30	350,000	308,637
4.50% (1)	11/15/31	400,000	358,856
5.38% (1)	02/01/28	25,000	24,308
Diamond Sports Group LLC / Diamond Sports Finance Co. 5.38% (1)	08/15/26	522,000	204,885
6.63% (1)	08/15/27	630,000	131,324
DirecTV Financing LLC / DirecTV Financing Co-Obligor Inc. 5.88% (1)	08/15/27	225,000	222,014
Gray Escrow II, Inc. 5.38% (1)	11/15/31	140,000	133,988
Sinclair Television Group, Inc. 4.13% (1)	12/01/30	285,000	254,647
Time Warner Cable LLC 5.50%	09/01/41	120,000	124,879
Virgin Media Secured Finance PLC (United Kingdom) 5.50% (1)	05/15/29	225,000	223,674

			3,691,813

Mining — 0.3%
Corp. Nacional del Cobre de Chile 3.15% (10)	01/14/30	350,000	337,505
Indonesia Asahan Aluminium Persero PT 6.53% (1)	11/15/28	300,000	333,737

			671,242

Miscellaneous Manufacturers — 0.8%
General Electric Co. 0.99% (3 mo. USD LIBOR + 0.480%)(2)	08/15/36	2,400,000	2,067,364

Oil & Gas — 0.9%
Ecopetrol S.A. 6.88%	04/29/30	200,000	210,720
KazMunayGas National Co. JSC 3.50% (10)	04/14/33	200,000	167,500
Occidental Petroleum Corp. 0.00% (11)	10/10/36	513,000	276,199
Pertamina Persero PT (Indonesia) 3.10% (1)	08/27/30	200,000	190,060
Petroleos Mexicanos 6.63%	06/15/35	385,000	346,307
6.75%	09/21/47	75,000	61,104
6.95%	01/28/60	130,000	105,612
7.69%	01/23/50	170,000	148,784
Petronas Capital, Ltd. 3.50% (1)	04/21/30	200,000	204,320
Sunoco LP / Sunoco Finance Corp. 4.50%	05/15/29	283,000	267,704
4.50% (1)	04/30/30	86,000	79,361
Transocean Pontus, Ltd. 6.13% (1)	08/01/25	62,730	62,448
Transocean Poseidon, Ltd. 6.88% (1)	02/01/27	294,375	291,901

			2,412,020

Oil & Gas Services — 0.2%
Archrock Partners LP / Archrock Partners Finance Corp. 6.25% (1)	04/01/28	140,000	138,425
Transocean Proteus, Ltd. 6.25% (1)	12/01/24	97,500	96,901
USA Compression Partners LP / USA Compression Finance Corp. 6.88%	04/01/26	162,000	163,730
6.88%	09/01/27	127,000	127,684

			526,740

Packaging & Containers — 0.6%
Amcor Finance USA, Inc. 3.63%	04/28/26	400,000	405,696
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 5.25% (1)	08/15/27	410,000	380,705
Ball Corp. 4.00%	11/15/23	90,000	92,025
Berry Global, Inc. 1.57%	01/15/26	335,000	312,836

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2022 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
1.65%	01/15/27	$140,000	$127,750
4.88% (1)	07/15/26	85,000	85,953
Clydesdale Acquisition 6.63% (12)	04/15/29	130,000	131,463
Graphic Packaging International LLC 4.75% (1)	07/15/27	130,000	131,950
Sealed Air Corp. 4.00% (1)	12/01/27	25,000	24,500

			1,692,878

Pharmaceuticals — 1.6%
AbbVie, Inc. 4.50%	05/14/35	816,000	877,736
Bayer US Finance II LLC 4.38% (1)	12/15/28	590,000	603,969
4.63% (1)	06/25/38	515,000	540,997
4.88% (1)	06/25/48	285,000	307,554
Cigna Corp. 3.88%	10/15/47	170,000	166,334
CVS Health Corp. 5.05%	03/25/48	685,000	776,934
Embecta Corp. 5.00% (1)	02/15/30	400,000	378,004
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 6.00% (1)	06/30/28	575,000	335,311
Endo Luxembourg Finance Co. I Sarl / Endo US, Inc. 6.13% (1)	04/01/29	110,000	100,517

			4,087,356

Pipelines — 1.7%
Enbridge Energy Partners LP 5.88%	10/15/25	50,000	53,927
Energy Transfer LP 5.15%	03/15/45	325,000	325,918
5.40%	10/01/47	831,000	869,858
6.63% (3 mo. USD LIBOR + 4.155%)(2),(9)	12/31/99	634,000	569,807
Global Partners LP / GLP Finance Corp. 6.88%	01/15/29	275,000	272,079
NGL Energy Operating LLC / NGL Energy Finance Corp. 7.50% (1)	02/01/26	225,000	221,427
Plains All American Pipeline LP / PAA Finance Corp. 3.80%	09/15/30	500,000	491,244
Rockies Express Pipeline LLC 4.80% (1)	05/15/30	125,000	119,688
4.95% (1)	07/15/29	425,000	413,062
Texas Eastern Transmission LP 2.80% (1)	10/15/22	300,000	301,062
TransMontaigne Partners LP / TLP Finance Corp. 6.13%	02/15/26	265,000	261,025
Venture Global Calcasieu Pass LLC 3.88% (1)	08/15/29	425,000	413,873

			4,312,970

Real Estate — 0.1%
China Aoyuan Group Ltd 6.35% (8),(10)	02/08/24	400,000	68,000
Sunac China Holdings Ltd 6.50% (10)	01/10/25	200,000	50,856
Zhenro Properties Group Ltd 6.63% (8),(10)	01/07/26	200,000	23,000

Total Real Estate (Cost: $415,084)			141,856

REIT — 1.6%
American Assets Trust LP 3.38%	02/01/31	275,000	258,789
CyrusOne LP / CyrusOne Finance Corp. 2.90%	11/15/24	280,000	280,769
3.45%	11/15/29	1,045,000	1,097,354
GLP Capital LP / GLP Financing II, Inc. 5.30%	01/15/29	210,000	221,369
5.38%	04/15/26	621,000	649,587
5.75%	06/01/28	345,000	371,873
Hudson Pacific Properties LP 3.95%	11/01/27	275,000	276,644
Iron Mountain Information Management Services, Inc. 5.00% (1)	07/15/32	420,000	395,241
Lexington Realty Trust 2.70%	09/15/30	275,000	254,204
Piedmont Operating Partnership LP 3.40%	06/01/23	425,000	425,678

			4,231,508

Retail — 0.9%
1011778 BC ULC / New Red Finance, Inc. 4.00% (1)	10/15/30	595,000	538,261
Asbury Automotive Group, Inc. 5.00% (1)	02/15/32	290,000	270,149
Bloomin’ Brands, Inc. / OSI Restaurant Partners LLC 5.13% (1)	04/15/29	285,000	269,539
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. 6.75% (1)	01/15/30	450,000	415,125
FirstCash, Inc. 5.63% (1)	01/01/30	280,000	269,399
Michaels Cos, Inc. (The) 7.88% (1)	05/01/29	590,000	505,922

			2,268,395

Savings & Loans — 0.4%
Nationwide Building Society (United Kingdom) 2.97% (SOFR + 1.290%)(1),(2)	02/16/28	250,000	238,418
3.77% (3 mo. USD LIBOR + 1.064%)(1),(2)	03/08/24	520,000	523,078
4.36% (3 mo. USD LIBOR + 1.392%)(1),(2)	08/01/24	150,000	152,356

Total Savings & Loans (Cost: $937,393)			913,852

Semiconductors — 0.1%
Broadcom, Inc. 4.30%	11/15/32	150,000	152,352
Intel Corp. 3.05%	08/12/51	199,000	177,223

			329,575

Software — 0.2%
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75% (1)	03/01/25	25,000	25,031
Oracle Corp. 2.88%	03/25/31	60,000	54,786
3.80%	11/15/37	80,000	72,030
3.95%	03/25/51	545,000	477,415

			629,262

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2022 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value

Telecommunications — 3.4%
AT&T, Inc. 3.80%	12/01/57	$503,000	$448,274
4.75%	05/15/46	530,000	577,788
4.85%	03/01/39	348,000	379,727
5.25%	03/01/37	705,000	803,792
Frontier Communications Holdings LLC 5.00% (1)	05/01/28	350,000	337,204
Intelsat Jackson Holding S. A. (Escrow) 8.50% (8)	10/15/24	535,000	—
9.75% (8)	07/15/25	621,000	—
Intelsat Jackson Holdings S. A. (Luxembourg) 6.50% (1),(5)	03/15/30	397,000	397,016
Level 3 Financing, Inc. 3.40% (1)	03/01/27	75,000	70,813
3.88% (1)	11/15/29	400,000	368,842
4.63% (1)	09/15/27	176,000	165,997
Lumen Technologies, Inc. 5.38% (1)	06/15/29	425,000	379,083
Qwest Corp. 7.25%	09/15/25	250,000	273,125
SES Global Americas Holdings GP 5.30% (1)	03/25/44	675,000	656,698
Sprint Corp. 7.88%	09/15/23	373,000	396,777
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.74% (1)	03/20/25	1,308,750	1,336,798
T-Mobile USA, Inc. 2.25%	02/15/26	75,000	70,755
2.55%	02/15/31	140,000	127,173
2.63%	04/15/26	489,000	468,071
3.88%	04/15/30	235,000	236,237
4.38%	04/15/40	350,000	352,530
4.75%	02/01/28	186,000	189,469
Verizon Communications, Inc. 2.55%	03/21/31	135,000	125,513
Vmed O2 UK Financing I PLC 4.25% (1)	01/31/31	260,000	238,137
Vodafone Group PLC (United Kingdom) 4.88%	06/19/49	529,000	577,487

			8,977,306

Transportation — 0.1%
Union Pacific Corp. 3.50%	02/14/53	135,000	132,127

Total Corporate Bonds (Cost: $92,825,969)			89,176,193

MUNICIPAL BONDS —0.8%
Alabama Economic Settlement Authority, Revenue Bond 4.26%	09/15/32	705,000	758,354
County of Miami-Dade FL Aviation Revenue, Revenue Bond 3.45%	10/01/30	130,000	130,167
Metropolitan Transportation Authority, Revenue Bond 5.18%	11/15/49	55,000	62,894
New York State Dormitory Authority, Revenue Bond 5.29%	03/15/33	1,000,000	1,116,206

Total Municipal Bonds (Cost: $2,080,579)			2,067,621

FOREIGN GOVERNMENT BONDS—1.3%
Abu Dhabi Government International Bond 2.50% (10)	09/30/29	200,000	196,407
Brazilian Government International Bond 3.88%	06/12/30	200,000	184,730
Colombia Government International Bond 3.00%	01/30/30	50,000	43,046
Dominican Republic International Bond 4.50% (1)	01/30/30	200,000	184,553
Egypt Government International Bond 5.25% (10)	10/06/25	200,000	193,880
Guatemala Government Bond 4.90% (10)	06/01/30	200,000	204,873
Mexico Government International Bond 2.66%	05/24/31	438,000	399,368
Panama Government International Bond 3.16%	01/23/30	250,000	245,117
Philippine Government International Bond 2.46%	05/05/30	200,000	191,000
Qatar Government International Bond 4.50% (10)	04/23/28	350,000	381,640
Saudi Government International Bond 3.25% (10)	10/26/26	200,000	205,000
3.63% (10)	03/04/28	300,000	310,407
South Africa Government Bond 4.88%	04/14/26	350,000	357,128
Uruguay Government International Bond 4.38%	01/23/31	200,000	217,880

Total Foreign Government Bonds (Cost: $3,446,181)			3,315,029

Total Fixed Income Securities (Cost: $268,205,675)			253,188,031

COMMON STOCK—7.2%

Security		Shares

Agriculture — 0.5%
Altria Group, Inc.		12,670	662,007
British American Tobacco PLC		15,706	662,165

Total Agriculture (Cost: $1,140,228)			1,324,172

Banks — 1.2%
Bank of America Corp.		20,516	845,670
Comerica, Inc.		2,317	209,526
JPMorgan Chase & Co.		7,204	982,049
Wells Fargo & Co.		19,525	946,182

			2,983,427

Oil & Gas — 1.6%
BP PLC (SP ADR) (United Kingdom)		20,274	596,056
Chevron Corp.		4,884	795,262
Exxon Mobil Corp.		8,480	700,363
Shell PLC		12,146	667,180
Sunoco LP		19,213	784,659
TOTAL SA (SP ADR) (France)		11,488	580,603

			4,124,123

Oil & Gas Services — 0.4%
USA Compression Partners LP		63,481	1,117,900

Pharmaceuticals — 0.0%
Pfizer, Inc.		74	3,831

Pipelines — 0.7%
Energy Transfer LP		103,400	1,157,046
Enterprise Products Partners LP		28,000	722,680
			1,879,726

REIT — 1.9%
AGNC Investment Corp.		144,641	1,894,797
Annaly Capital Management, Inc.		165,767	1,167,000
Gaming and Leisure Properties, Inc.		15,119	709,535
New Residential Investment Corp.		55,339	607,622
Redwood Trust, Inc.		61,963	652,470
			5,031,424

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2022 (Unaudited) (Cont’d)

Security		Shares	Value

Telecommunications — 0.9%
AT&T, Inc.		41,349	$977,077
Intelsat S.A. (8)		11,069	332,070
Lumen Technologies, Inc.		46,584	525,001
Verizon Communications, Inc.		10,086	513,781
			2,347,929

Total Common Stock (Cost: $15,599,510)			18,812,532

RIGHTS—0.0%

Telecommunications —0.0%
Intelsat S.A., Expires 12/05/25(8)		1,158	—
Intelsat S.A., Expires 12/05/25(8)		1,158	—

Total Rights (Cost: $—)			—

PURCHASED OPTIONS(13) (0.0%) (Cost: $112,189)			31,294

MONEY MARKET INVESTMENTS—1.8%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.25%(14)		4,815,067	4,815,067

Total Money Market Investments (Cost: $4,815,067)			4,815,067

SHORT TERM INVESTMENTS—4.3%
Issues	Maturity Date	Principal Amount

U.S. TREASURY SECURITIES—4.3%
U.S. Treasury Bill
0.33% (15)	06/02/22	$2,760,000	2,758,431
0.76% (15)	07/28/22	5,500,000	5,486,479
0.85% (15)	08/18/22	1,065,000	1,061,546
0.92% (15)	09/01/22	1,800,000	1,793,039

Total U.S. Treasury Securities (Cost: $11,109,244)			11,099,495

Total Short Term Investments (Cost: $11,109,244)			11,099,495

Total Investments (110.5%) (Cost: $299,841,685)			287,946,419
Liabilities In Excess Of Other Assets (-10.5%)			(27,413,642)

Net Assets (100.0%)			$260,532,777

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2022 (Unaudited) (Cont’d)

FUTURES CONTRACTS
Number of Contracts	Type	Expiration Date	Notional Contract Value	Value	Net Unrealized Appreciation (Depreciation)
Long Futures
268	5-Year U.S. Treasury Note Futures	06/30/22	$31,502,990	$30,736,251	$(766,739)

			$31,502,990	$30,736,251	$(766,739)

Short Futures
278	10-Year U.S. Treasury Note Futures	06/21/22	(38,898,402)	$(37,660,313)	$1,238,089
80	U.S. Ultra Long Bond Futures	06/21/22	(14,682,454)	(14,170,000)	512,454

			$(53,580,856)	$(51,830,313)	$1,750,543

CENTRALLY CLEARED - INTEREST RATE SWAP AGREEMENTS
Notional Amount	Expiration Date	Payment Made by Fund Frequency	Payment Made by Fund	Payment Received by Fund Frequency	Payment Received by Fund	Unrealized Appreciation (Depreciation)	Premium Paid	Value
3,190,000(16)	07/24/25	Quarterly	3-Month USD LIBOR	Semi-Annually	1.073%	$(108,874)	$—	$(108,874)
4,725,000(16)	07/24/25	Quarterly	3-Month USD LIBOR	Semi-Annually	1.034%	(164,738)	—	(164,738)
6,380,000(16)	07/24/25	Quarterly	3-Month USD LIBOR	Semi-Annually	1.026%	(223,403)	—	(223,403)
7,515,000(16)	09/28/25	Quarterly	3-Month USD LIBOR	Semi-Annually	1.390%	(200,920)	—	(200,920)
7,445,000(16)	12/07/25	Quarterly	3-Month USD LIBOR	Semi-Annually	1.688%	(145,679)	—	(145,679)
265,000(16)	07/24/53	Semi- Annually	1.808%	Quarterly	3-Month USD LIBOR	25,315	—	25,315
400,000(16)	07/24/53	Semi- Annually	1.785%	Quarterly	3-Month USD LIBOR	40,164	—	40,164
530,000(16)	07/24/53	Semi- Annually	1.772%	Quarterly	3-Month USD LIBOR	54,654	—	54,654
640,000(16)	09/28/53	Semi- Annually	1.870%	Quarterly	3-Month USD LIBOR	50,807	—	50,807
625,000(16)	12/07/53	Semi- Annually	1.743%	Quarterly	3-Month USD LIBOR	65,160	—	65,160

						$(607,514)	$—	$(607,514)

PURCHASED OPTIONS - EXCHANGE TRADED
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)

Call
Eurodollar Futures		98.38	9/16/22	35	87,500	$2,844	$14,974	$(12,130)
Eurodollar Futures		98.75	9/16/22	74	185,000	3,700	44,184	(40,484)
Eurodollar Futures		98.00	12/19/22	35	137,500	24,750	53,031	(28,281)

						$31,294	$112,189	$(80,895)

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2022 (Unaudited) (Cont’d)

WRITTEN OPTIONS - EXCHANGE TRADED

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
Call
Eurodollar Futures	$98.25	12/19/22	(55)	$(137,500)	$(17,188)	$(35,626)	$18,438
Eurodollar Futures	97.63	12/16/22	(82)	(205,000)	(56,375)	(57,288)	913
Eurodollar Futures	99.00	9/16/22	(170)	(425,000)	(6,375)	(56,271)	49,896
Put
Eurodollar Futures	97.63	9/16/22	(173)	(432,500)	(371,950)	(118,450)	(253,500)
Eurodollar Futures	97.38	12/16/22	(82)	(205,000)	(95,838)	(98,288)	2,450
Eurodollar Futures	97.25	12/19/22	(55)	(137,500)	(54,312)	(25,313)	(28,999)

					$(602,038)	$(391,236)	$(210,802)

WRITTEN OPTIONS - EXCHANGE TRADED

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
Equity Options
Call
Bank Of America Corp.	42.00	6/17/22	$(103)	(424,566)	$(20,549)	$(35,686)	$15,137
BP Plc	35.00	4/14/22	(202)	(593,880)	(707)	(20,321)	19,614
Chevron Corp.	145.00	5/20/22	(48)	(781,584)	(93,480)	(19,271)	(74,209)
Comerica, Inc.	105.00	4/14/22	(23)	(207,989)	(230)	(7,217)	6,987
Exxon Mobil Corp.	85.00	5/20/22	(84)	(693,756)	(22,092)	(19,148)	(2,944)
JPMorgan Chase & Co.	170.00	10/21/22	(36)	(490,752)	(4,770)	(6,575)	1,805
Shell Plc	60.00	6/17/22	(121)	(664,653)	(16,335)	(20,143)	3,808
Total S.A.	60.00	7/15/22	(114)	(576,156)	(5,130)	(34,880)	29,750
Wells Fargo & Co.	55.00	6/17/22	(97)	(470,062)	(8,875)	(29,242)	20,367
Wells Fargo & Co.	62.50	10/21/22	(98)	(474,908)	(9,604)	(12,394)	2,790

					$(181,772)	$(204,877)	$23,105

Notes to the Schedule of Investments:

ABS	Asset-Backed Securities.
ACES	Alternative Credit Enhancement Securities.
CLO	Collateralized Loan Obligation.
EETC	Enhanced Equipment Trust Certificate.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
PAC	Planned Amortization Class.
SOFR	Secured Overnight Financing Rate.
TAC	Target Amortization Class.
TBA	To Be Announced.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2022 (Unaudited) (Cont’d)

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At March 31, 2022, the value of these securities amounted to $95,797,737 or 36.8% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at March 31, 2022.
(3)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(4)

This security is a residual or equity position that does not have a stated interest rate. This residual or equity position is entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debtholders and fund expenses.

(5)	Restricted security (Note 2).
(6)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(7)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(8)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(9)	Perpetual maturity.
(10)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At March 31, 2022, the value of these securities amounted to $2,139,068 or 0.8% of net assets.
(11)	Security is not accruing interest.
(12)	This security is purchased on a when-issued, delayed-delivery or forward commitment basis.
(13)	See options table for description of purchased options.
(14)	Rate disclosed is the 7-day net yield as of March 31, 2022.
(15)	Rate shown represents yield-to-maturity.
(16)	This instrument has a forward starting effective date.

TCW Strategic Income Fund, Inc.

Investments by Sector (Unaudited)	March 31, 2022

Sector	Percentage of Net Assets
Corporate Bonds	34.2%
Residential Mortgage-Backed Securities — Non-Agency	25.7
Asset-Backed Securities	13.7
Residential Mortgage-Backed Securities — Agency	11.2
Commercial Mortgage-Backed Securities — Non-Agency	8.4
Common Stock	7.2
U.S. Treasury Securities	4.3
Commercial Mortgage-Backed Securities — Agency	1.9
Money Market Investments	1.8
Foreign Government Bonds	1.3
Municipal Bonds	0.8
Purchased Options	0.0 *
Rights	0.0 *
Other**	(10.5)

Total	100.0%

*	Value rounds to less than 0.1% of net assets.
**	Includes cash, futures, written options, swap agreements, pending trades, interest receivable, and accrued expenses payable.

TCW Strategic Income Fund, Inc.

Fair Valuation Summary (Unaudited)	March 31, 2022

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$35,592,357	$—	$35,592,357
Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — Agency	—	5,062,012	—	5,062,012
Commercial Mortgage-Backed Securities — Non-Agency	—	21,957,971	—	21,957,971
Residential Mortgage-Backed Securities — Agency	—	29,109,693	—	29,109,693
Residential Mortgage-Backed Securities — Non-Agency	—	62,706,205	4,200,950	66,907,155

Total Mortgage-Backed Securities	—	118,835,881	4,200,950	123,036,831

Corporate Bonds*	—	89,085,193	91,000	89,176,193
Municipal Bonds	—	2,067,621	—	2,067,621
Foreign Government Bonds	—	3,315,029	—	3,315,029

Total Fixed Income Securities	—	248,896,081	4,291,950	253,188,031

Common Stock*	18,480,462	—	332,070	18,812,532
Rights*	—	—	—	—
Purchased Options	31,294	—	—	31,294
Money Market Investments	4,815,067	—	—	4,815,067
Short Term Investments	11,099,495	—	—	11,099,495

Total Investments	$34,426,318	$248,896,081	$4,624,020	$287,946,419

Asset Derivatives
Futures Contracts
Interest Rate Risk	1,750,543	—	—	1,750,543
Swap Agreements
Interest Rate Risk	—	236,100	—	236,100

Total	$36,176,861	$249,132,181	$4,624,020	$289,933,062

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(766,739)	$—	$—	$(766,739)
Swap Agreements
Interest Rate Risk	—	(843,614)	—	(843,614)
Written Options
Interest Rate Risk	(602,038)	—	—	(602,038)
Equity Risk	(181,772)	—	—	(181,772)

Total	$(1,550,549)	$(843,614)	$—	$(2,394,163)

*	See Schedule of Investments for corresponding industries.

Note 1 — Security Valuations

Securities listed or traded on the NYSE and other stock exchanges are valued at the latest sale price on that exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) are valued using official closing prices as reported by NASDAQ, which may not be the last sale price. All other securities for which over-the-counter (“OTC”) market quotations are readily available, including short-term securities, swap agreements and forward currency contracts, are valued with prices furnished by independent pricing services or by broker-dealers.

Securities for which market quotations are not readily available, including in circumstances under which it is determined by the Advisor that prices received are not reflective of their market values, are valued by the Advisor’s Pricing Committee in accordance with the guidelines established by the Valuation Committee of the Board of Directors of the Fund (the “Board,” and each member thereof, a “Director”) and under the general oversight of the Board.

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses investments in its financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical investments.

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates,

prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”). The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise, they would be categorized as Level 3.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized as Level 3 of the hierarchy.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized as Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized as Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized as Level 2 of the fair value hierarchy.

Foreign currency contracts. The fair values of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized as Level 1.

Government and agency securities. Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized as Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Interest rate swaps. Interest rate swaps are fair valued using pricing models that take into account, among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps are categorized as Level 2; otherwise, the fair values are categorized as Level 3.

Money market funds. Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value (“NAV”), they are categorized as Level 1 of the fair value hierarchy.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wanted lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized as Level 2; otherwise, the fair values are categorized as Level 3.

Options contracts. Option contracts traded on securities exchanges are fair valued using market mid prices; as such, they are categorized as Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at the-money, and out-of-money contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.

Restricted securities. Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized as Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments. Short-term investments are valued using market price quotations, and are categorized as Level 1 or Level 2 of the fair value hierarchy.

The summary of the inputs used as of March 31, 2022 in valuing the Fund’s investments is listed after the Investments by Sector table.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Common Stock	Corporate Bonds	Residential Mortgage-Backed Securities — Non-Agency
Balance as of December 31, 2021	$—	$79,000	$5,110,040
Accrued Discounts (Premiums)	—	3,463	(132,638)
Realized Gain (Loss)	—	—	—
Change in Unrealized Appreciation (Depreciation)	(594,506)	(120,963)	(776,452)
Purchases	926,576	—	—
Sales	—	—	—
Transfers in to Level 3 (1)	—	129,500	—
Transfers out of Level 3 (1)	—	—	—

Balance as of March 31, 2022	$332,070	$91,000	$4,200,950

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2022	$(594,506)	$(120,963)	$(776,452)

(1)	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Significant unobservable valuation inputs for Level 3 investments as of March 31, 2022, are as follows:

Description	Fair Value at March 31, 2022	Valuation Techniques	Unobservable Input	Price or Price Range	Weighted Average Price
Common Stock	$332,070	Third-party Vendor	Vendor Prices	$30.000	$30.000
Corporate Bonds	$91,000	Third-party Vendor	Vendor Prices	$11.500 - $17.000	$15.167
Residential Mortgage-Backed Securities— Non-Agency (Interest Only Collateral Strip Rate Securities)	$602,551	Third-party Vendor	Vendor Prices	$0.428 - $2.260	$1.052
Residential Mortgage-Backed Securities— Non-Agency (Interest Only Securities)	$3,598,399	Third-party Vendor	Vendor Prices	$2.404 - $18.703	$7.407
Rights	$0	Third-party Vendor	Vendor Prices	$0.000	$0.000

Derivative Instruments: Derivatives are financial instruments which are valued based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

For the quarter ended March 31, 2022, the Fund had derivatives and transactions in derivatives, grouped in the following risk categories:

	Equity Risk	Interest Rate Risk	Total
Asset Derivatives
Investments(1)	$—	$31,294	$31,294
Swaps Agreements	—	236,100	236,100
Futures Contracts	—	1,750,543	1,750,543

Total Value	$—	$2,017,937	$2,017,937

Liability Derivatives
Written Options	$(181,772)	$(602,038)	$(783,810)
Swap Agreements	—	(843,614)	(843,614)
Futures Contracts	—	(766,739)	(766,739)

Total Value	$(181,772)	$(2,212,391)	$(2,394,163)

Number of Contracts or Notional Amounts(2)
Investments	—	205	205
Futures Contracts	—	612	612
Written Options	791	280	1,071
Swap Agreements	$—	$31,715,000	$31,715,000

(1)	Represents purchased options, at value.
(2)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the period ended March 31, 2022.

Mortgage-Backed and Other Asset-Backed Securities: The Fund may invest in MBS, which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Corporation (Fannie Mae). The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal - only or “PO” class).

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Mortgage-backed and other asset-backed securities held by the fund at March 31, 2022 are listed in the Fund’s Schedule of Investments.

Repurchase Agreements: The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. The Fund had no repurchase agreements outstanding at March 31, 2022.

When-Issued, Delayed-Delivery, To Be Announced (“TBA”) and Forward Commitment Transactions: The Fund may enter into when-issued, delayed-delivery, TBA or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, TBA or forward commitment transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, TBA or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.

Security Lending: The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the period ended March 31, 2022.

Derivatives:

Forward Foreign Currency Contracts: The Fund enters into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The Fund did not have any outstanding foreign currency forward contracts at March 31, 2022.

Futures Contracts: The Fund may enter into futures contracts. The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the period ended March 31, 2022, the Fund utilized treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at March 31, 2022 are listed in the Fund’s Schedule of Investments.

Options: The Fund may purchase and sell put and call options on a security or an index of securities to enhance investment performance and/or to protect against changes in market prices. The Fund may also enter into currency options to hedge against or to take advantage of currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. During the period ended March 31, 2022, the Fund entered into written option contracts to gain exposure to the equity market.

Swap Agreements: The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of the Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds (or other obligations of the reference entity with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the period ended March 31, 2022, the Fund entered into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk). Outstanding swap agreements at March 31, 2022, are disclosed in the Schedule of Investments.

Note 2 — Restricted Securities

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities held by the Fund at March 31, 2022 are listed below:

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Citigroup Commercial Mortgage Trust (12-GC8-XA), 1.72%, due 09/10/2045	2/13/2015-2/26/2015	$225,963	$2,595	0.00%
GS Mortgage Securities Trust (12-GC6-XB), 0.99%, due 01/10/2045	2/1/2018	$30,239	37	0.00%
Intelsat Jackson Holdings, 6.50%, due 3/15/2030	1/27/2022	$387,237	$397,016	0.15%
JPMorgan Chase Commercial Mortgage Securities Trust (12-HSBC-XA), 1.43%, due 07/05/2032	10/11/2017	$249,726	42	0.00%
WFRBS Commercial Mortgage Trust (12-C8-XA), 1.69, due 08/15/2045	12/22/2017	165,147	121	0.00%

		$1,058,312	$399,811	0.15%